[DESCRIPTION]     MERRILL LYNCH MUNICIPAL SERIES TRUST SUPPLEMENT

         MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND
                               OF
              MERRILL LYNCH MUNICIPAL SERIES TRUST

                Supplement dated January 5, 1996
            to the Prospectus dated February 28, 1995


          The Prospectus is amended by substituting the following language for the last paragraph of "Management of the Trust --
Management and Advisory Arrangements" on  page 21:

          William R. Bock is responsible for the day-to-day management for the Fund. Mr. Bock has been employed by the Manager since 1989 as Vice President and Portfolio Manager.


Code # 10435-0295ALL